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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 January 4, 2002
                                -----------------
                        (Date of earliest event reported)



                        INTEGRATED CIRCUIT SYSTEMS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


     Pennsylvania                         0-19299              23-2000174
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   (State or other jurisdiction of      (Commission          (IRS Employer
    incorporation or organization)      File Number)         Identification No.)



      2435 Boulevard of the Generals
      Norristown, Pennsylvania                                  19403
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      (Address of principal executive offices)                  (Zip Code)



                                 (610) 630-5300
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               (Registrant's telephone number including area code)

                                 Not Applicable
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               (Former name former address and former fiscal year,
                          if changed since last report)

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Item 2. Acquisition or Disposition of Assets

On January 4, 2002, Integrated Circuit Systems, Inc. ("Company") acquired Micro Networks Corporation ("Micro Networks"), a leading supplier of a broad range of precision electronic devices and modules for the optical networking, wireless and broadband infrastructure, and high-end network servers using surface acoustic wave (SAW) technology. Marathon Merger Corp, a wholly-owned subsidiary of the Company ("MMC"), merged with and into Micro Networks. Micro Networks, based in Worcester MA, is the surviving company and a wholly-owned subsidiary of the Company.

Under the Agreement and Plan of Merger, dated as of December 20, 2001, by and among the Company, Micro Networks and MMC, all outstanding equity interests of Micro Networks will be exchanged for $65 million in cash part of which will be funded through term bank financing already in place, net of certain adjustments including Micro Networks' severance and benefit plan payments, obligations arising upon a change of control and changes in Micro Networks' working capital since September 30, 2001. In addition, the Company will assume approximately $12 million of debt.

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Item. 7 Financial Statements and Exhibits

(c) Exhibits

Exhibit 2.1 Agreement and Plan of Merger, dated as of December 20, 2001, by and among Integrated Circuit Systems, Inc., Micro Networks Corporation and Marathon Merger Corp. (The Schedules and Exhibits to the Merger Agreement (the contents of which are described in the Merger Agreement) are not being filed as Exhibits to this Current Report on Form 8-K. The Company agrees to furnish supplementally a copy of any such Schedules and Exhibits to the Securities and Exchange Commission upon request.)

Exhibit 99.1 Press Release dated December 20, 2001

Exhibit 99.2 Press Release dated January 4, 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   January 17, 2002                     INTEGRATED CIRCUIT SYSTEMS, INC.


                                             By:   /s/ Justine F. Lien
                                                   -----------------------------
                                                   Justine F. Lien
                                                   Vice President and CFO